Subsequent Events	12 Months Ended
Aug. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
(16) Subsequent Events

In connection with the Alliance Boots first-step transaction that closed on August 2, 2012, the Company borrowed $3.0 billion under a 364-day bridge loan facility.  On September 13, 2012, the Company repaid in full all amounts borrowed under the bridge loan facility with a portion of the net proceeds from a public offering of $4.0 billion of notes with varying maturities and interest rates, the majority of which are fixed rate.  In accordance with ASC Topic 470, Debt, the 364-day bridge loan facility was refinanced on a long-term basis prior to the financial statements being issued and as a result, outstanding borrowings under the bridge loan facility that existed as of August 31, 2012, are classified as long-term debt on the Company’s balance sheet.  The following details each tranche of notes issued on September 13, 2012:

Notes Issued (in Millions)	Maturity Date	Interest Rate	Interest Payment Dates
$550	March 13, 2014	Variable; three-month U.S. Dollar LIBOR, reset quarterly, plus 50 basis points	March 13, June 13, September 13 and December 13; commencing on December 13, 2012
750	March 13, 2015	Fixed 1.00%	March 13 and September 13; commencing on March 13, 2013
1,000	September 15, 2017	Fixed 1.80%	March 15 and September 15; commencing on March 15, 2013
1,200	September 15, 2022	Fixed 3.10%	March 15 and September 15; commencing on March 15, 2013
500	September 15, 2042	Fixed 4.40%	March 15 and September 15; commencing on March 15, 2013
$4,000

The Company may redeem the fixed rate notes at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes being redeemed; and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined), plus 12 basis points for the notes due 2015, 20 basis points for the notes due 2017, 22 basis points for the notes due 2022 and 25 basis points for the notes due 2042.  If a change of control triggering event occurs, the Company will be required, unless it has exercised its right to redeem the notes, to offer to purchase the notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, on the notes repurchased to the date of repurchase.  The notes are unsecured senior debt obligations and rank equally with all other unsecured and unsubordinated indebtedness of the Company.  Total issuance costs relating to the notes, including underwriting discounts and fees, were an estimated $25 million.

On September 17, 2012, the Company completed its purchase of USA Drug, a regional drugstore chain in the mid-South region of the United States, from Stephen L. LaFrance Holdings, Inc. and members of the LaFrance family.  The transaction includes 144 stores that operate under the USA Drug, Super D Drug, May’s Drug, Med-X and Drug Warehouse names located in Arkansas, Kansas, Mississippi, Missouri, New Jersey, Oklahoma and Tennessee.  The acquisition also includes corporate offices, a distribution center located in Pine Bluff, Arkansas, and a wholesale and private brand business.  Total consideration for the purchase was approximately $438 million subject to adjustment in certain circumstances.